                                                                      EXHIBIT 99

NEWS RELEASE

AMERADA HESS CORPORATION           1185 AVENUE OF THE AMERICAS, N.Y., N.Y. 10036

                                                           FOR IMMEDIATE RELEASE

           AMERADA HESS REPORTS RESULTS FOR THE SECOND QUARTER OF 2003

         New York, New York....July 29, 2003...Amerada Hess Corporation (NYSE:
AHC) reported net income of $252 million, including gains on asset sales, for the second quarter of 2003 compared with income of $149 million for the second quarter of 2002. Net income was $428 million in the first half of 2003 compared with $289 million in the corresponding period of 2002. Income from continuing operations was $63 million and $252 million in the second quarter and first half of 2003, respectively. The after-tax results by major operating activity for the three and six month periods ended June 30, 2003 and 2002 were as follows (in millions, except per share amounts):

                                         Three months ended          Six months ended
                                         June 30 (unaudited)        June 30 (unaudited)
                                      -------------------------   ------------------------
                                        2003            2002(a)     2003        2002(a)
                                      --------          -------   --------      --------
Exploration and production            $   88 (b)        $  175    $  207 (b,d)  $  389 (d)
Refining and marketing                    46 (c)            17       183 (c)        (5)
Corporate                                (27)              (18)      (47)          (33)
Interest expense                         (44)              (45)      (91)          (91)
                                      ------            ------    ------        ------
Income from continuing operations         63               129       252           260
Discontinued operations
      Net gains from asset sales         175                 -       116             -
      Income from operations              14                20        53            29
Income from cumulative effect of
      accounting change                    -                 -         7             -
                                      ------            ------    ------        ------
Net income                            $  252            $  149    $  428        $  289
                                      ======            ======    ======        ======
Income per share from continuing
      operations (diluted)            $  .71            $ 1.44    $ 2.84        $ 2.92
                                      ======            ======    ======        ======
Net income per share (diluted)        $ 2.83            $ 1.66    $ 4.81        $ 3.25
                                      ======            ======    ======        ======

(a)  Reclassified to conform with current period presentation.

(b) Includes an after-tax charge of $23 million for accrued severance and a reduction in London leased office space.

(c) Includes a net loss of $20 million from the sale of the Corporation's interest in a shipping joint venture.

(d) Includes net gains from asset sales of $31 million in 2003 and $42 million in 2002.

         In the second quarter of 2003, the Corporation sold Gulf of Mexico Shelf properties, the Jabung Field in Indonesia and several small United Kingdom fields for approximately $445 million. Discontinued operations includes net gains from these asset sales and income from operations prior to the sales. Exploration and production earnings in the second quarter of 2003 include a previously announced after-tax charge of $23 million for accrued severance and a reduction in London leased office space.

         The Corporation's oil and gas production, on a barrel-of-oil equivalent basis, was 376,000 barrels per day in the second quarter of 2003 compared to 469,000 barrels per day in the second quarter of 2002. In the second quarter of 2003, the Corporation's average worldwide crude oil selling price, including the effect of hedging, was $24.10 per barrel, a decrease of $.26 per barrel from the second quarter of 2002. The Corporation's average United States natural gas selling price, including the effect of hedging, was $4.09 per Mcf in the second quarter of 2003, an increase of $.53 per Mcf from the second quarter of 2002.

         Refining and marketing earnings were higher in the second quarter of 2003 compared with the second quarter of 2002. In the second quarter of 2003, the Corporation sold its interest in a shipping joint venture for approximately $55 million and recorded a $20 million loss which is included in refining and marketing earnings. Refining and marketing earnings in the second quarter of 2002 included after-tax charges totaling $22 million for accrued severance and the reduction in carrying value of intangible assets. Refining margins at HOVENSA were higher in the second quarter of 2003 than in the second quarter of 2002 and earnings from retail gasoline station operations increased in the second quarter of 2003 compared with the corresponding period of 2002.

         Corporate expenses include $8 million and $11 million of after-tax charges resulting from early repayment of debt in the second quarter and first half of 2003, respectively.

         Sales and other operating revenues in the second quarter of 2003 amounted to $3,199 million compared with $2,694 million in the second quarter of 2002. Capital expenditures in the second quarter of 2003 amounted to $367 million of which $339 million related to exploration and production activities. Capital expenditures in the second quarter of 2002 amounted to $418 million, including $351 million for exploration and production.

                 Consolidated Financial Information (unaudited)

                                          Three months ended June 30    Six months ended June 30
                                          --------------------------    ------------------------
                                            2003              2002        2003             2002
                                          --------          --------    --------        --------
                                                 (In millions, except per share amounts)
Sales and other operating revenues        $  3,199          $  2,694    $  7,453        $  5,620
                                          ========          ========    ========        ========

Income from continuing operations         $     63          $    129    $    252        $    260
Discontinued operations
   Net gains from asset sales                  175                 -         116               -
   Income from operations                       14                20          53              29
Cumulative effect of accounting change           -                 -           7               -
                                          --------          --------    --------        --------
Net income                                $    252          $    149    $    428        $    289
                                          ========          ========    ========        ========
Income per share from continuing
   operations (diluted)                   $    .71          $   1.44    $   2.84        $   2.92
                                          ========          ========    ========        ========
Net income per share (diluted)            $   2.83          $   1.66    $   4.81        $   3.25
                                          ========          ========    ========        ========
Weighted average number of shares             89.0              89.5        89.1            89.1
                                          ========          ========    ========        ========

             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                     SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                                  (IN MILLIONS)

                                                                         Second       Second        First
                                                                         Quarter      Quarter      Quarter
Line                                                                      2003        2002 (*)     2003 (*)
No.                                                                      -------      -------      -------
----                                                                       (A)          (B)          (C)
       Income Statement
          Revenues and Non-operating Income
 1          Sales and other operating revenues                           $ 3,199      $ 2,694      $ 4,254
            Non-operating income
 2              Gain (loss) on asset sales                                    (9)          --           47
 3              Equity in income (loss) of HOVENSA L.L.C.                     15          (18)          50
 4              Other                                                          8           36           12
                                                                         -------      -------      -------
 5                  Total revenues and non-operating income                3,213        2,712        4,363
                                                                         -------      -------      -------
          Costs and Expenses
 6          Cost of products sold                                          2,140        1,586        3,088
 7          Production expenses                                              191          166          192
 8          Marketing expenses                                               167          197          170
 9          Exploration expenses, including dry holes
                and lease impairment                                          88           49          106
10          Other operating expenses                                          49           41           51
11          General and administrative expenses                              106           60           77
12          Interest expense                                                  77           67           74
13          Depreciation, depletion and amortization                         270          319          276
                                                                         -------      -------      -------
14                  Total costs and expenses                               3,088        2,485        4,034
                                                                         -------      -------      -------
15          Income from continuing operations before income taxes            125          227          329
16          Provision for income taxes                                        62           98          139
                                                                         -------      -------      -------
17          Income from continuing operations                                 63          129          190

            Discontinued operations
18              Net gain (loss) from asset sales                             175           --          (59)
19              Income from operations                                        14           20           38
20          Cumulative effect of change in accounting principle, net          --           --            7
                                                                         -------      -------      -------
21          Net income                                                   $   252      $   149      $   176
                                                                         =======      =======      =======
       Segment Analysis
22          Exploration and production                                   $    88      $   175      $   120
23          Refining and marketing                                            46           17          136
24          Corporate                                                        (27)         (18)         (20)
25          Interest expense                                                 (44)         (45)         (46)
                                                                         -------      -------      -------
26          Income from continuing operations                                 63          129          190
            Discontinued operations
27              Net gain (loss) from asset sales                             175           --          (59)
28              Income from operations                                        14           20           38
29          Cumulative effect of change in accounting principle, net          --           --            7
                                                                         -------      -------      -------
30          Net income                                                   $   252      $   149      $   176
                                                                         =======      =======      =======
31     Net Cash Provided by Operating Activities                         $   571      $   583      $   488
                                                                         =======      =======      =======
       Capital Expenditures
32          Exploration and production                                   $   339      $   351      $   321
33          Refining and marketing                                            28           67           20
                                                                         -------      -------      -------
34                  Total capital expenditures                           $   367      $   418      $   341
                                                                         =======      =======      =======
       At End of Period
35          Total debt                                                   $ 4,642      $ 5,302      $ 4,849
                                                                         =======      =======      =======
36          Stockholders' equity                                         $ 4,573      $ 4,949      $ 4,386
                                                                         =======      =======      =======

(*) Reclassified to conform with current period presentation.

             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                     SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                                  (IN MILLIONS)

                                                                              First Half
                                                                         -------------------
Line                                                                      2003       2002 (*)
No.                                                                      -------     -------
----                                                                       (A)         (B)
       Income Statement
          Revenues and Non-operating Income
 1          Sales and other operating revenues                           $ 7,453     $ 5,620
            Non-operating income
 2              Gain on asset sales                                           39          62
 3              Equity in income (loss) of HOVENSA L.L.C.                     65         (44)
 4              Other                                                         19          51
                                                                         -------     -------
 5                  Total revenues and non-operating income                7,576       5,689
                                                                         -------     -------
          Costs and Expenses
 6          Cost of products sold                                          5,228       3,523
 7          Production expenses                                              382         325
 8          Marketing expenses                                               337         357
 9          Exploration expenses, including dry holes
                and lease impairment                                         194         103
10          Other operating expenses                                         100          83
11          General and administrative expenses                              183         122
12          Interest expense                                                 151         133
13          Depreciation, depletion and amortization                         546         580
                                                                         -------     -------
14                  Total costs and expenses                               7,121       5,226
                                                                         -------     -------
15          Income from continuing operations before income taxes            455         463
16          Provision for income taxes                                       203         203
                                                                         -------     -------
17          Income from continuing operations                                252         260

            Discontinued operations
18              Net gain from asset sales                                    116          --
19              Income from operations                                        53          29
20          Cumulative effect of change in accounting principle, net           7          --
                                                                         -------     -------
21          Net income                                                   $   428     $   289
                                                                         =======     =======
22     Net Cash Provided by Operating Activities                         $ 1,059     $   994
                                                                         =======     =======
       Capital Expenditures
23          Exploration and production                                   $   660     $   778
24          Refining and marketing                                            49          85
                                                                         -------     -------
25                  Total capital expenditures                           $   709     $   863
                                                                         =======     =======

                                                                        June 30      December 31
                                                                          2003          2002
                                                                        --------     -----------
       Balance Sheet Information
26          Current assets                                              $  2,947      $  2,756
27          Investments                                                    1,135         1,622
28          Property, plant and equipment - net                            7,655         7,032
29          Other assets                                                   1,863         1,852
                                                                        --------      --------
30                  Total assets                                        $ 13,600      $ 13,262
                                                                        ========      ========
31          Current portion of long-term debt                           $     15      $     16
32          Other current liabilities                                      2,528         2,537
33          Long-term debt                                                 4,627         4,976
34          Deferred liabilities and credits                               1,857         1,484
35          Stockholders' equity excluding other comprehensive loss        4,880         4,503
36          Accumulated other comprehensive loss                            (307)         (254)
                                                                        --------      --------
37                  Total liabilities and stockholders' equity          $ 13,600      $ 13,262
                                                                        ========      ========

(*) Reclassified to conform with current period presentation.

             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                           SUPPLEMENTAL OPERATING DATA
                (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                                      Second      Second       First
                                                      Quarter     Quarter     Quarter
Line                                                   2003        2002        2003
No.                                                   -------     -------     -------
----                                                    (A)         (B)         (C)
       Operating Data
          Net Production Per Day
            Crude oil - barrels
 1             United States                              45          57          50
 2             United Kingdom                             96         115         102
 3             Equatorial Guinea                          24          48          25
 4             Norway                                     24          24          24
 5             Denmark                                    23          21          25
 6             Algeria                                    15          14          20
 7             Gabon                                      10           9          11
 8             Indonesia                                   1           3           4
 9             Azerbaijan                                  2           4           2
10             Colombia                                   --          21          12
                                                      ------      ------      ------
11                 Total                                 240         316         275
                                                      ======      ======      ======
            Natural gas liquids - barrels
12             United States                               9          13          11
13             United Kingdom                              8           5           6
14             Norway                                      1           1           1
15             Indonesia and Thailand                      2           2           2
                                                      ------      ------      ------
16                 Total                                  20          21          20
                                                      ======      ======      ======
            Natural gas - mcf
17             United States                             264         422         317
18             United Kingdom                            327         272         321
19             Denmark                                    28          36          34
20             Norway                                     28          24          26
21             Indonesia and Thailand                     48          36          56
                                                      ------      ------      ------
22                 Total                                 695         790         754
                                                      ======      ======      ======
23          Barrels of oil equivalent (*)                376         469         421
                                                      ======      ======      ======
          Average Selling Price (including hedging)
            Crude oil - per barrel
24             United States                          $23.12      $25.51      $24.41
25             Foreign                                 24.31       24.10       25.40

            Natural gas liquids - per barrel
26             United States                          $21.84      $15.22      $26.88
27             Foreign                                 19.44       17.83       27.04
            Natural gas - per mcf
28             United States                          $ 4.09      $ 3.56      $ 4.43
29             Foreign                                  2.58        1.94        3.04

          Marketing and Refining -
            Barrels Per Day
30          Refined products sold                        399         366         463
                                                      ======      ======      ======
31          Refinery runs (net)                          215         158         198
                                                      ======      ======      ======

(*) Includes production from properties classified as discontinued operations of 14, 56 and 37 thousand barrels of oil equivalent per day in the second quarters of 2003 and 2002 and the first quarter of 2003, respectively.

             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                           SUPPLEMENTAL OPERATING DATA
                (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                                              First Half
                                                          -------------------
Line                                                       2003         2002
No.                                                       ------       ------
----                                                       (A)          (B)
       Operating Data
          Net Production Per Day
            Crude oil - barrels
 1             United States                                  47           58
 2             United Kingdom                                 99          113
 3             Equatorial Guinea                              25           39
 4             Norway                                         24           23
 5             Denmark                                        24           22
 6             Algeria                                        18           13
 7             Gabon                                          10            9
 8             Indonesia                                       2            5
 9             Azerbaijan                                      2            4
10             Colombia                                        6           23
                                                          ------       ------
11                 Total                                     257          309
                                                          ======       ======
            Natural gas liquids - barrels
12             United States                                  10           13
13             United Kingdom                                  7            6
14             Norway                                          1            1
15             Indonesia and Thailand                          2            2
                                                          ------       ------
16                 Total                                      20           22
                                                          ======       ======
            Natural gas - mcf
17             United States                                 291          408
18             United Kingdom                                324          299
19             Denmark                                        31           39
20             Norway                                         27           24
21             Indonesia and Thailand                         52           32
                                                          ------       ------
22                 Total                                     725          802
                                                          ======       ======
23          Barrels of oil equivalent (*)                    398          464
                                                          ======       ======
          Average Selling Price (including hedging)
            Crude oil - per barrel
24             United States                              $23.79       $23.58
25             Foreign                                     24.82        23.84
            Natural gas liquids - per barrel
26             United States                              $24.60       $14.06
27             Foreign                                     22.81        17.16

            Natural gas - per mcf
28             United States                              $ 4.27       $ 3.58
29             Foreign                                      2.81         2.17

          Marketing and Refining -
            Barrels Per Day
30          Refined products sold                            431          387
                                                          ======       ======
31          Refinery runs (net)                              207          176
                                                          ======       ======

(*) Includes production from properties classified as discontinued operations of 26 and 54 thousand barrels of oil equivalent per day in the first half of 2003 and 2002, respectively.

          Contact: Amerada Hess Corporation - C.T. Tursi (212) 536-8593